UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2017

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IMMUNE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-36602	52-1841431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 East 29th Street, Suite 940, New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 440-9310

(Former name or former address, if changed since last report) N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 4, 2017, Immune Pharmaceuticals, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (the “Nasdaq”) Listing Qualifications Staff (the “Staff”) stating that the Staff has determined to delist the Company’s securities from The Nasdaq Capital Market because the Company is not in compliance with the $1.00 minimum bid price requirement for continued listing set forth in the Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), unless the Company timely requests a hearing before the Nasdaq’s Hearings Panel (the “Panel”) by January 11, 2017.

The Company intends to timely request such a hearing before the Panel, and such request will stay any delisting action by the Staff. At the hearing, the Company will present its plan to regain compliance with the requirements for continued listing on the Nasdaq. The Company is considering several paths to regain compliance with the Minimum Bid Price Requirement, including, among other things, a reverse stock split. As previously disclosed, the Company’s stockholders approved a reverse stock split of the Company’s common stock at a ratio within a range of 1-for-2 and 1-for-25, to be determined by the Company’s Board of Directors in its sole discretion and effected, if at all, on or before December 15, 2017.

The Company previously disclosed in a Current Report on Form 8-K, filed on January 11, 2016, that the Staff notified the Company that it no longer satisfied the Minimum Bid Price Requirement and had been provided a 180-calendar day grace period, or until July 5, 2016, to regain compliance. On July 6, 2016, the Company disclosed in a Current Report on Form 8-K that it was provided an additional 180 calendar day extension, or until January 3, 2017, to demonstrate compliance. The Company did not evidence compliance with the Minimum Bid Price Requirement by that date.

On January 9, 2017, the Company issued a press release relating to the matters set forth above. A copy of the press release is filed with this Form 8-K and is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “continue” and similar words. Such statements are only predictions and actual events or results may differ materially from those anticipated in these forward-looking statements. However, there may be events or results in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under Item 1A. Risk Factors and elsewhere in the Company's Form 10-K for the year ended December 31, 2015, as filed with the U.S. Securities and Exchange Commission, as well as the risks and uncertainties related to the actions and decisions of Nasdaq. You should not place undue reliance on any forward-looking statements. The Company does not assume any obligation to update forward-looking statements as circumstances change, except as required by securities laws. There can be no assurance that following the hearing, the Panel will determine to continue to allow the listing of the Company’s common stock on the Nasdaq or that the Company will be able to evidence compliance with the applicable listing criteria within the period of time, if any, that may be granted by the Panel.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated January 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

Date: January 9, 2017	By:	/s/ Daniel G. Teper
	Name:	Daniel G. Teper
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 9, 2017.